STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Interest income on notes receivable from participants	$ 1.2
Dividend and interest income from investments	18.3
Net appreciation in fair value of investments	253.8
Total investment income	273.3
Contributions:
Participant	81.5
Rollovers	13.9
Employer	51.0
Total contributions	146.4
Deductions:
Benefit payments	(234.4)
Administrative expenses	(1.0)
Total benefit payments and administrative expenses	(235.4)
NET TRANSFERS OUT OF THE PLAN (a)	(688.4) [1]
EBP, Change in Net Asset Available for Benefit, Including Plan Transfers, Increase (Decrease)	(504.1)
NET DECREASE	184.3
Net assets available for benefits at beginning of year	2,138.2
Net assets available for benefits at end of year	$ 1,634.1

[1]	(a) Amounts related to the balances and related assets transferred to the Ralliant retirement savings plan, subsequent to the Separation. Refer to Note 1 for further detail.